SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Twelve Months Ended		% Change
	2003	2002		2003	2002
EARNINGS & DIVIDENDS
Period Ended December 31
(Dollars in millions except per share data)
Net income	$342.5	$340.3	0.7%	$1,332.3	$1,331.8	—%
Total revenue	1,461.6	1,365.1	7.1	5,668.3	5,552.1	2.1
Total revenue less securities gains[1]	1,442.1	1,325.5	8.8	5,544.4	5,347.5	3.7
Earnings per share
Diluted	$1.21	$1.20	0.8	$4.73	$4.66	1.5
Basic	1.23	1.21	1.7	4.79	4.71	1.7
Dividends paid per common share	0.45	0.43	4.7	1.80	1.72	4.7
Average shares outstanding (000s)
Diluted	282,537	283,595	(0.4)	281,434	286,052	(1.6)
Basic	278,852	280,364	(0.5)	278,295	282,495	(1.5)
KEY RATIOS
Return on average total assets	1.09%	1.18%	(7.6)%	1.09%	1.23%	(11.4)%
Return on average assets less net unrealized gains on securities[2]	1.11	1.20	(7.5)	1.11	1.26	(11.9)
Return on average total equity	14.40	15.30	(5.9)	14.67	15.26	(3.9)
Return on average realized equity[2]	17.13	18.74	(8.6)	17.54	19.07	(8.0)
Net interest margin[3]	3.09	3.26	(5.2)	3.08	3.41	(9.7)
Efficiency ratio[3]	60.54	61.27	(1.2)	59.99	57.99	3.4
Period Ended December 31
Book value per share	34.52	31.04	11.2
Equity to assets	7.76	7.47	3.9
Tier 1 capital ratio	7.80[4]	7.47	4.4
Total capital ratio	11.70[4]	11.62	0.7
Tier 1 leverage ratio	7.34[4]	7.30	0.5

CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$25,595	$21,844	17.2%	$23,712	$20,030	18.4%
Loans held for sale	7,202	6,228	15.6	8,588	4,411	94.7
Loans	79,370	72,669	9.2	76,138	71,270	6.8
Other earning assets	2,926	3,707	(21.1)	3,163	3,391	(6.7)
Allowance for loan losses	(954)	(930)	2.6	(951)	(924)	2.9
Intangible assets	1,691	1,570	7.7	1,623	1,498	8.3
Other assets	8,926	9,740	(8.4)	10,052	8,840	13.7

Total assets	$124,756	$114,828	8.6	$122,325	$108,516	12.7

Consumer and commercial deposits	$70,313	$67,830	3.7	$69,444	$65,430	6.1
Purchased liabilities[5]	25,018	20,103	24.4	24,474	17,028	43.7
Long-term debt	14,469	11,733	23.3	12,657	11,960	5.8
Other liabilities	5,521	6,338	(12.9)	6,667	5,372	24.1

Total liabilities	115,321	106,004	8.8	113,242	99,790	13.5
Realized shareholders' equity	7,932	7,205	10.1	7,597	6,985	8.8
Accumulated other comprehensive income	1,503	1,619	(7.1)	1,486	1,741	(14.6)

Total liabilities and shareholders' equity	$124,756	$114,828	8.6	$122,325	$108,516	12.7

Period Ended December 31
Securities available for sale	$25,607	$23,445	9.2
Loans held for sale	5,552	7,748	(28.3)
Loans	80,732	73,168	10.3
Other earning assets	3,243	2,820	15.0
Allowance for loan losses	(942)	(930)	1.3
Intangible assets	1,717	1,576	9.0
Other assets	9,484	9,496	(0.1)

Total assets	$125,393	$117,323	6.9

Consumer and commercial deposits	$72,925	$70,227	3.8
Purchased liabilities[5]	21,945	21,251	3.3
Long-term debt	15,314	11,880	28.9
Other liabilities	5,478	5,195	5.4

Total liabilities	115,662	108,553	6.5
Realized shareholders' equity	8,067	7,260	11.1
Accumulated other comprehensive income	1,664	1,510	10.2

Total liabilities and shareholders' equity	$125,393	$117,323	6.9

1	SunTrust presents total revenue less securities gains. The Company believes total revenue without securities gains is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven.
2	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect adjustments to remove the effects of the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses. The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security.
3	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
4	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.
5	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Twelve Months Ended		% Change
	2003	2002		2003	2002
CREDIT DATA (Dollars in thousands)
Period Ended December 31
Allowance for loan losses—beginning	$941,423	$929,320	1.3%	$930,114	$867,059	7.3%
Allowance from acquisitions and other activity—net	—	—	—	9,324	15,531	(40.0)
Provision for loan losses	70,286	96,500	(27.2)	313,550	469,792	(33.3)
Net charge-offs
Business credit card	443	520	(14.8)	2,268	871	160.4
Consumer	39,469	48,384	(18.4)	131,451	126,814	3.7
Residential	6,808	6,047	12.6	17,524	13,454	30.3
Commercial	23,067	40,755	(43.4)	159,823	281,129	(43.1)

Allowance for loan losses—ending	$941,922	$930,114	1.3	$941,922	$930,114	1.3

Total net charge-offs	$69,787	$95,706	(27.1)	$311,066	$422,268	(26.3)
Net charge-offs to average loans	0.35%	0.52%	(32.7)	0.41%	0.59%	(30.5)
Period Ended December 31
Nonaccrual loans	$336,587	$510,974	(34.1)
Restructured loans	14,782	—	100.0

Total nonperforming loans	351,369	510,974	(31.2)
Other real estate owned (OREO)	16,458	17,972	(8.4)
Other repossessed assets	10,270	13,030	(21.2)

Total nonperforming assets	$378,097	$541,976	(30.2)

Total nonperforming loans to total loans	0.44%	0.70%	(37.1)
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.47	0.74	(36.5)
Allowance to period-end loans	1.17	1.27	(7.9)
Allowance to nonperforming loans	268.1	182.0	47.3

RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.09%	1.18%		1.09%	1.23%
Impact of excluding net unrealized securities gains	0.02	0.02		0.02	0.03

Return on average assets less net unrealized gains on securities	1.11	1.20		1.11	1.26

Return on average total shareholders’ equity	14.40	15.30		14.67	15.26
Impact of excluding net unrealized securities gains	2.73	3.44		2.87	3.81

Return on average realized shareholders’ equity	17.13	18.74		17.54	19.07

Net interest income	$865,520	$827,101		$3,320,303	$3,243,709
FTE adjustment	11,981	10,240		45,014	39,522

Net interest income (taxable-equivalent)	$877,501	$837,341		$3,365,317	$3,283,231

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of December 31		Increase/(Decrease)
	2003	2002	Amount	%
ASSETS
Cash and due from banks	$3,931,653	$4,455,776	$(524,123)	(11.8)%
Interest-bearing deposits in other banks	16,329	10,238	6,091	59.5
Trading assets	1,853,137	1,717,774	135,363	7.9
Securities available for sale[1]	25,606,884	23,445,182	2,161,702	9.2
Funds sold and securities purchased under agreements to resell	1,373,392	1,092,281	281,111	25.7
Loans held for sale	5,552,060	7,747,793	(2,195,733)	(28.3)
Loans	80,732,321	73,167,935	7,564,386	10.3
Allowance for loan losses	(941,922)	(930,114)	(11,808)	1.3

Net loans	79,790,399	72,237,821	7,552,578	10.5
Goodwill	1,077,638	963,761	113,877	11.8
Other intangible assets	639,619	612,158	27,461	4.5
Other assets	5,552,042	5,039,739	512,303	10.2

Total Assets[2]	$125,393,153	$117,322,523	$8,070,630	6.9

LIABILITIES
Noninterest-bearing consumer and commercial deposits	$21,001,324	$18,080,496	$2,920,828	16.2
Interest-bearing consumer and commercial deposits	51,923,322	52,146,314	(222,992)	(0.4)

Total consumer and commercial deposits	72,924,646	70,226,810	2,697,836	3.8
Brokered deposits	3,184,084	3,169,826	14,258	0.4
Foreign deposits	5,080,789	6,309,992	(1,229,203)	(19.5)

Total deposits	81,189,519	79,706,628	1,482,891	1.9
Funds purchased and securities sold under agreements to repurchase	9,505,246	10,402,536	(897,290)	(8.6)
Other short-term borrowings	4,175,415	1,368,425	2,806,990	205.1
Long-term debt	15,313,922	11,879,820	3,434,102	28.9
Trading liabilities	1,048,543	930,645	117,898	12.7
Other liabilities	4,429,342	4,264,973	164,369	3.9

Total liabilities	115,661,987	108,553,027	7,108,960	6.5

SHAREHOLDERS’ EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,288,311	1,276,110	12,201	1.0
Retained earnings	7,149,118	6,322,217	826,901	13.1
Treasury stock and other	(664,518)	(632,464)	(32,054)	5.1

Realized shareholders’ equity	8,067,074	7,260,026	807,048	11.1
Accumulated other comprehensive income	1,664,092	1,509,470	154,622	10.2

Total shareholders’ equity	9,731,166	8,769,496	961,670	11.0

Total Liabilities and Shareholders’ Equity	$125,393,153	$117,322,523	$8,070,630	6.9

Common shares outstanding	281,923,057	282,504,571	(581,514)	(0.2)
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	12,239,700	11,658,186	581,514	5.0
[1]Includes net unrealized gains of:	2,614,512	2,421,562	192,950	8.0
[2]Includes earning assets of:	112,519,611	104,759,641	7,759,970	7.4

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	December 31		Increase/(Decrease)		December 31		Increase/(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%
Interest income	$1,198,936	$1,274,939	$(76,003)	(6.0)%	$4,768,842	$5,135,197	$(366,355)	(7.1)%
Interest expense	333,416	447,838	(114,422)	(25.5)	1,448,539	1,891,488	(442,949)	(23.4)

NET INTEREST INCOME	865,520	827,101	38,419	4.6	3,320,303	3,243,709	76,594	2.4
Provision for loan losses[2]	70,286	96,500	(26,214)	(27.2)	313,550	469,792	(156,242)	(33.3)
NET INTEREST INCOME AFTER

PROVISION FOR LOAN LOSSES	795,234	730,601	64,633	8.8	3,006,753	2,773,917	232,836	8.4

NONINTEREST INCOME
Service charges on deposit accounts	165,298	156,196	9,102	5.8	643,103	612,918	30,185	4.9
Trust and investment management income	129,622	119,429	10,193	8.5	502,409	504,548	(2,139)	(0.4)
Retail investment services	43,637	32,955	10,682	32.4	161,753	136,659	25,094	18.4
Other charges and fees	79,376	74,336	5,040	6.8	326,311	296,860	29,451	9.9
Investment banking income	53,800	39,522	14,278	36.1	192,480	176,960	15,520	8.8
Trading account profits and commissions	22,680	29,726	(7,046)	(23.7)	109,878	103,170	6,708	6.5
Credit card and other fees	28,893	29,924	(1,031)	(3.4)	119,585	119,982	(397)	(0.3)
Mortgage production	(2,992)	61,278	(64,270)	(104.9)	150,138	92,318	57,820	62.6
Mortgage servicing	2,306	(68,087)	70,393	103.4	(177,512)	(110,088)	(67,424)	(61.2)
Other noninterest income	41,951	12,898	29,053	225.3	150,980	130,953	20,027	15.3
Securities gains	19,501	39,547	(20,046)	(50.7)	123,876	204,547	(80,671)	(39.4)

Total noninterest income	584,072	527,724	56,348	10.7	2,303,001	2,268,827	34,174	1.5

NONINTEREST EXPENSE
Personnel expense	516,171	456,189	59,982	13.1	1,944,563	1,818,532	126,031	6.9
Net occupancy expense	60,522	61,743	(1,221)	(2.0)	237,266	229,258	8,008	3.5
Outside processing and software	63,176	56,970	6,206	10.9	246,654	225,169	21,485	9.5
Equipment expense	45,527	45,073	454	1.0	178,443	174,809	3,634	2.1
Marketing and customer development	24,830	20,835	3,995	19.2	100,280	79,987	20,293	25.4
Amortization of intangible assets	16,379	17,455	(1,076)	(6.2)	64,515	58,898	5,617	9.5
Merger-related expenses[2]	—	—	—	—	—	15,998	(15,998)	(100.0)
Other noninterest expense	158,189	178,142	(19,953)	(11.2)	628,895	616,769	12,126	2.0

Total noninterest expense	884,794	836,407	48,387	5.8	3,400,616	3,219,420	181,196	5.6

INCOME BEFORE INCOME TAXES	494,512	421,918	72,594	17.2	1,909,138	1,823,324	85,814	4.7
Provision for income taxes	152,005	81,668	70,337	86.1	576,841	491,515	85,326	17.4

NET INCOME	$342,507	$340,250	$2,257	0.7	$1,332,297	$1,331,809	$488	—

Net interest income (taxable-equivalent)[1]	877,501	837,341	40,160	4.8	3,365,317	3,283,231	82,086	2.5
Earnings per share
Diluted	$1.21	$1.20	0.01	0.8	$4.73	$4.66	0.07	1.5
Basic	1.23	1.21	0.02	1.7	4.79	4.71	0.08	1.7
Cash dividends paid per common share	0.45	0.43	0.02	4.7	1.80	1.72	0.08	4.7
Average shares outstanding (000s)
Diluted	282,537	283,595	(1,058)	(0.4)	281,434	286,052	(4,618)	(1.6)
Basic	278,852	280,364	(1,512)	(0.5)	278,295	282,495	(4,200)	(1.5)

1	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.
2	Results include merger-related expenses of $16.0 million for the twelve months ended December 31, 2002, for the Company's acquisition of the Florida franchise of Huntington Bancshares. The provision for loan losses includes an additional $45.3 million for the twelve months ended December 31, 2002, to conform the Huntington-Florida portfolio to the Company's credit standards. The net of tax impact of these two items was $39.8 million.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

	4th Quarter 2003	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003	4th Quarter 2002	Twelve Months Ended December 31
						2003	2002
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)
Net interest income	$865,520	$832,800	$799,513	$822,470	$827,101	$3,320,303	$3,243,709
Provision for loan losses	70,286	79,799	82,662	80,803	96,500	313,550	469,792

Net credit income	795,234	753,001	716,851	741,667	730,601	3,006,753	2,773,917
Securities gains	19,501	31,098	31,238	42,039	39,547	123,876	204,547
Other noninterest income	564,571	543,380	565,554	505,620	488,177	2,179,125	2,064,280

Net credit and noninterest income	1,379,306	1,327,479	1,313,643	1,289,326	1,258,325	5,309,754	5,042,744
Noninterest expense	884,794	859,865	837,728	818,229	836,407	3,400,616	3,219,420

Income before income taxes	494,512	467,614	475,915	471,097	421,918	1,909,138	1,823,324
Provision for income taxes	152,005	136,031	145,556	143,249	81,668	576,841	491,515

Net Income	$342,507	$331,583	$330,359	$327,848	$340,250	$1,332,297	$1,331,809

Net interest income (taxable-equivalent)	$877,501	$844,388	$810,415	$833,013	$837,341	$3,365,317	$3,283,231
Total revenue	1,461,573	1,418,866	1,407,207	1,380,672	1,365,065	5,668,318	5,552,058
Total revenue less securities gains[1]	1,442,072	1,387,768	1,375,969	1,338,633	1,325,518	5,544,442	5,347,511
Earnings per share
Diluted	$1.21	$1.18	$1.17	$1.17	$1.20	$4.73	$4.66
Basic	1.23	1.19	1.19	1.18	1.21	4.79	4.71
Dividends paid per common share	0.45	0.45	0.45	0.45	0.43	1.80	1.72
Average shares outstanding (000s)
Diluted	282,537	281,567	280,287	281,330	283,595	281,434	286,052
Basic	278,852	278,296	277,397	278,631	280,364	278,295	282,495

SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets	$124,756	$126,702	$119,448	$118,276	$114,828	$122,325	$108,516
Earning assets	112,730	112,329	106,606	105,249	101,895	109,257	96,371
Unrealized gains on securities available for sale	2,364	2,402	2,293	2,312	2,553	2,343	2,732
Loans	79,370	77,733	74,311	73,050	72,669	76,138	71,270
Interest-bearing liabilities	91,213	90,464	86,414	86,834	83,437	88,748	79,150
Total deposits	81,082	81,373	79,804	77,847	75,159	80,039	71,157
Shareholders’ equity	9,436	9,237	8,864	8,787	8,823	9,083	8,726

SELECTED RATIOS
Net interest margin[2]	3.09%	2.98%	3.05%	3.21%	3.26%	3.08%	3.41%
Return on average total assets	1.09	1.04	1.11	1.12	1.18	1.09	1.23
Return on average assets less net unrealized gains on securities[3]	1.11	1.06	1.13	1.15	1.20	1.11	1.26
Return on average total equity	14.40	14.24	14.95	15.13	15.30	14.67	15.26
Return on average realized equity[3]	17.13	17.06	17.87	18.16	18.74	17.54	19.07

CREDIT DATA
(Dollars in thousands)
Allowance for loan losses—beginning	$941,423	$940,889	$931,080	$930,114	$929,320	$930,114	$867,059
Allowance from acquisitions and other activity—net	—	—	9,324	—	—	9,324	15,531
Provision for loan losses	70,286	79,799	82,662	80,803	96,500	313,550	469,792
Net charge-offs	69,787	79,265	82,177	79,837	95,706	311,066	422,268

Allowance for loan losses—ending	$941,922	$941,423	$940,889	$931,080	$930,114	$941,922	$930,114

Net charge-offs to average loans	0.35%	0.40%	0.44%	0.44%	0.52%	0.41%	0.59%
Period Ended
Nonaccrual loans	$336,587	$423,320	$480,582	$520,052	$510,974
Restructured loans	14,782	9,241	2,500	—	—

Total nonperforming loans	351,369	432,561	483,082	520,052	510,974
Other real estate owned (OREO)	16,458	19,607	20,887	18,064	17,972
Other repossessed assets	10,270	11,637	11,421	10,279	13,030

Total nonperforming assets	$378,097	$463,805	$515,390	$548,395	$541,976

Total nonperforming loans to total loans	0.44%	0.55%	0.64%	0.70%	0.70%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.47	0.59	0.68	0.74	0.74
Allowance to period-end loans	1.17	1.19	1.25	1.26	1.27
Allowance to nonperforming loans	268.1	217.6	194.8	179.0	182.0

1	SunTrust presents total revenue less securities gains. The Company believes total revenue without securities gains is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.
2	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
3	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect adjustments to remove the effects of the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

						Twelve Months Ended
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	December 31
	2003	2003	2003	2003	2002	2003	2002
RECONCILEMENT OF NON-GAAP MEASURES
(Dollars in thousands)
Return on average total assets	1.09%	1.04%	1.11%	1.12%	1.18%	1.09%	1.23%
Impact of excluding net unrealized securities gains	0.02	0.02	0.02	0.03	0.02	0.02	0.03

Return on average assets less net unrealized gains on securities	1.11	1.06	1.13	1.15	1.20	1.11	1.26

Return on average total shareholders’ equity	14.40	14.24	14.95	15.13	15.30	14.67	15.26
Impact of excluding net unrealized securities gains	2.73	2.82	2.92	3.03	3.44	2.87	3.81

Return on average realized shareholders’ equity	17.13	17.06	17.87	18.16	18.74	17.54	19.07

Net interest income	$865,520	$832,800	$799,513	$822,470	$827,101	$3,320,303	$3,243,709
FTE adjustment	11,981	11,588	10,902	10,543	10,240	45,014	39,522

Net interest income (taxable-equivalent)	877,501	844,388	810,415	833,013	837,341	3,365,317	3,283,231
Noninterest income	584,072	574,478	596,792	547,659	527,724	2,303,001	2,268,827

Total revenue	1,461,573	1,418,866	1,407,207	1,380,672	1,365,065	5,668,318	5,552,058
Securities gains	(19,501)	(31,098)	(31,238)	(42,039)	(39,547)	(123,876)	(204,547)

Total revenue less securities gains	$1,442,072	$1,387,768	$1,375,969	$1,338,633	$1,325,518	$5,544,442	$5,347,511

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended				Twelve Months Ended
	December 31, 2003		December 31, 2002		December 31, 2003		December 31, 2002
	Average	Yields/	Average	Yields/	Average	Yields/	Average	Yields/
	Balances	Rates	Balances	Rates	Balances	Rates	Balances	Rates
Assets
Loans:
Real estate 1-4 family	$17,117.4	5.32%	$14,886.5	6.53%	$15,689.7	5.75%	$14,965.0	6.88%
Real estate construction	4,364.4	4.39	3,821.2	5.14	4,149.5	4.60	3,749.3	5.43
Real estate equity	6,740.7	4.20	5,034.1	4.95	6,098.0	4.38	4,193.7	5.08
Real estate commercial	9,286.5	4.68	8,998.8	5.58	9,203.7	4.94	8,705.8	5.87
Commercial	29,289.1	3.58	27,690.4	4.17	28,616.2	3.70	27,522.5	4.35
Business credit card	140.5	6.71	115.3	6.98	129.7	6.91	97.6	7.65
Consumer—direct	3,600.0	4.86	3,994.2	5.54	3,675.7	5.07	4,382.4	5.83
Consumer—indirect	8,435.0	6.28	7,583.2	7.52	8,103.3	6.77	7,115.7	7.86
Nonaccrual and restructured	396.5	3.89	545.1	3.87	472.1	2.98	538.4	2.89

Total loans	79,370.1	4.52	72,668.8	5.35	76,137.9	4.77	71,270.4	5.60
Securities available for sale:
Taxable	22,868.1	3.51	18,891.3	4.10	20,994.4	3.22	16,890.3	4.85
Tax-exempt	363.3	6.32	399.5	6.67	374.1	6.46	408.3	6.85

Total securities available for sale	23,231.4	3.55	19,290.8	4.15	21,368.5	3.28	17,298.6	4.89
Funds sold and securities purchased under agreement to resell	1,181.2	1.05	1,488.1	1.58	1,387.0	1.13	1,390.4	1.76
Loans held for sale	7,202.3	5.12	6,228.4	5.92	8,587.7	5.22	4,410.8	6.36
Interest-bearing deposits	13.0	1.28	557.8	1.61	10.5	1.39	404.7	1.73
Trading assets	1,731.5	0.98	1,661.6	1.26	1,765.8	0.96	1,595.9	1.54

Total earning assets	112,729.5	4.26	101,895.5	5.00	109,257.4	4.41	96,370.8	5.37
Allowance for loan losses	(954.2)		(930.4)		(950.8)		(924.3)
Cash and due from banks	3,492.3		3,558.8		3,432.1		3,343.2
Premises and equipment	1,591.3		1,617.0		1,588.7		1,621.2
Other assets	5,533.3		6,133.7		6,655.0		5,373.4
Unrealized gains on securities available for sale	2,363.9		2,552.9		2,343.0		2,731.8

Total assets	$124,756.1		$114,827.5		$122,325.4		$108,516.1

Liabilities and Shareholders' Equity
Interest-bearing deposits:
NOW accounts	$12,102.3	0.37%	$11,012.5	0.67%	$11,702.0	0.43%	$10,315.4	0.72%
Money Market accounts	22,273.8	0.75	21,451.2	1.40	22,218.5	0.92	20,470.9	1.60
Savings	6,248.9	0.60	6,230.3	1.13	6,259.3	0.75	6,310.0	1.35
Consumer time	7,600.3	2.18	9,161.2	3.39	7,975.4	2.53	9,342.4	3.72
Other time	3,501.2	2.35	3,745.2	2.33	3,461.6	2.31	3,722.8	2.74

Total interest-bearing consumer and commercial deposits	51,726.5	0.96	51,600.4	1.63	51,616.8	1.13	50,161.5	1.87
Brokered deposits	3,754.0	2.28	2,713.3	4.44	3,662.0	3.04	2,537.2	5.13
Foreign deposits	7,015.6	0.99	4,616.1	1.39	6,933.3	1.12	3,190.4	1.62

Total interest-bearing deposits	62,496.1	1.05	58,929.8	1.75	62,212.1	1.24	55,889.1	2.00
Funds purchased and securities sold under agreements to repurchase	10,497.4	0.75	11,984.8	1.19	11,666.9	0.91	10,376.2	1.35
Other short-term borrowings	3,750.6	1.56	789.1	1.23	2,211.7	1.52	924.8	1.52
Long-term debt	14,468.8	3.66	11,733.2	5.06	12,657.1	4.24	11,960.0	5.18

Total interest-bearing liabilities	91,212.9	1.45	83,436.9	2.13	88,747.8	1.63	79,150.1	2.39
Noninterest-bearing deposits	18,586.1		16,229.3		17,826.9		15,268.1
Other liabilities	5,521.3		6,338.0		6,667.7		5,372.2
Realized shareholders’ equity	7,932.4		7,204.8		7,596.9		6,984.6
Accumulated other comprehensive income	1,503.4		1,618.5		1,486.1		1,741.1

Total liabilities and shareholders’ equity	$124,756.1		$114,827.5		$122,325.4		$108,516.1

Interest rate spread		2.81%		2.87%		2.78%		2.98%

Net Interest Margin		3.09%		3.26%		3.08%		3.41%

SunTrust Banks, Inc. and Subsidiaries

APPENDIX A TO THE PRESS RELEASE

	Quarter-to-Quarter Comparison						YTD Comparison
	4th Quarter	3rd Quarter	Change	4th Quarter	4th Quarter	Change	December 31	December 31	Change
	2003	2003%[2]		2003	2002	%	2003	2002	%
RECONCILEMENTS OF NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS, AFFORDABLE HOUSING CONSOLIDATION, AND LIGHTHOUSE ACQUISITION [1]
(Dollars in millions)
Average loans—reported	$79,370	$77,733	2.1%	$79,370	$72,669	9.2%	$76,138	$71,270	6.8%
Impact of Three Pillars	(2,243)	(1,975)		(2,243)	—		(1,063)	—

Average loans excluding Three Pillars	$77,127	$75,758	1.8	$77,127	$72,669	6.1	$75,075	$71,270	5.3

Average earning assets—reported	$112,730	$112,329	0.4	$112,730	$101,895	10.6	$109,257	$96,371	13.4
Impact of Three Pillars	(2,699)	(2,490)		(2,699)	—		(1,308)	—

Average earning assets excluding Three Pillars	$110,031	$109,839	0.2	$110,031	$101,895	8.0	$107,949	$96,371	12.0

Average commercial loans—reported	$29,289	$29,502	(0.7)	$29,289	$27,690	5.8	$28,616	$27,522	4.0
Impact of Three Pillars	(2,243)	(1,975)		(2,243)	—		(1,063)	—

Average commercial loans excluding Three Pillars	$27,046	$27,527	(1.7)	$27,046	$27,690	(2.3)	$27,553	$27,522	0.1

Average commercial loan yield—reported	3.58%	3.52%	1.7	3.58%	4.17%	(14.1)	3.70%	4.35%	(14.9)
Impact of Three Pillars	0.11	0.09		0.11	—		0.06	—

Average commercial loan yield excluding Three Pillars	3.69	3.61	2.2	3.69	4.17	(11.5)	3.76	4.35	(13.6)

Net interest margin—reported	3.09	2.98	3.7	3.09	3.26	(5.2)	3.08	3.41	(9.7)
Impact of Three Pillars	0.06	0.06		0.06	—		0.03	—
Impact of affordable housing consolidation	0.01	0.02		0.01	—		0.01	—

Net interest margin excluding Three Pillars and affordable housing consolidation	3.16	3.06	3.3	3.16	3.26	(3.1)	3.12	3.41	(8.5)

Net charge-offs to average loans—reported	0.35	0.40	(12.5)	0.35	0.52	(32.7)	0.41	0.59	(30.5)
Impact of Three Pillars	0.01	0.02		0.01	—		—	—

Net charge-offs to average loans excluding Three Pillars	0.36	0.42	(14.3)	0.36	0.52	(30.8)	0.41	0.59	(30.5)

Allowance to period-end loans—reported	1.17	1.19	(1.7)	1.17	1.27	(7.9)
Impact of Three Pillars	0.03	0.04		0.03	—

Allowance to period-end loans excluding Three Pillars	1.20	1.23	(2.4)	1.20	1.27	(5.5)

Total nonperforming loans to total loans—reported	0.44	0.55	(20.0)	0.44	0.70	(37.1)
Impact of Three Pillars	0.01	0.01		0.01	—

Total nonperforming loans to total loans excluding Three Pillars	0.45	0.56	(19.6)	0.45	0.70	(35.7)

Total nonperforming assets to total loans plus OREO and other repossessed assets—reported	0.47	0.59	(20.3)	0.47	0.74	(36.5)
Impact of Three Pillars	0.01	0.01		0.01	—

Total nonperforming assets to total loans plus OREO and other repossessed assets excluding Three Pillars	0.48	0.60	(20.0)	0.48	0.74	(35.1)

(Dollars in thousands)
Noninterest expense—reported	$884,794	$859,865	2.9	$884,794	$836,407	5.8	$3,400,616	$3,219,420	5.6
Impact of Lighthouse Financial Services	(6,065)	(6,090)		(6,065)	—		(13,455)	—
Impact of affordable housing consolidation	(14,607)	(14,128)		(14,607)	—		(28,735)	—

Noninterest expense excluding Lighthouse Financial Services and affordable housing consolidation	$864,122	$839,647	2.9	$864,122	$836,407	3.3	$3,358,426	$3,219,420	4.3

1	Under the provisions of FASB Interpretation No. 46 , SunTrust was required to consolidate its commercial paper conduit, Three Pillars. Certain other affordable housing limited partnerships were also consolidated in the third and fourth quarters of 2003. Adjustments were made to reported figures for comparability purposes.
2	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.